EV MARATHON EMERGING MARKETS FUND
                      EV TRADITIONAL EMERGING MARKETS FUND
                         EV MARATHON GREATER INDIA FUND
                        EV TRADITIONAL GREATER INDIA FUND
                            EV CLASSIC INVESTORS FUND
                           EV MARATHON INVESTORS FUND
                          EV TRADITIONAL INVESTORS FUND
                        EV CLASSIC SPECIAL EQUITIES FUND
                        EV MARATHON SPECIAL EQUITIES FUND
                      EV TRADITIONAL SPECIAL EQUITIES FUND
                              EV CLASSIC STOCK FUND
                             EV MARATHON STOCK FUND
                            EV TRADITIONAL STOCK FUND
                          EV CLASSIC TOTAL RETURN FUND
                          EV MARATHON TOTAL RETURN FUND
                        EV TRADITIONAL TOTAL RETURN FUND

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 1997

1. For the TRADITIONAL FUNDS listed above, effective September 1, 1997, under the table "Shareholder and Fund Expenses" the Maximum Sales Charge Imposed on Purchases is 5.75%. As a result, in the EXAMPLE section of the table the expenses paid by a shareholder would be slightly higher.

2. For the TRADITIONAL FUNDs listed above, effective September 1, 1997, the sales charge table under "How to Buy Fund Shares" is replaced (except for the footnotes) with the following:

                                               Sales Charge          Sales Charge         Dealer Commission
                                             as Percentage of      as Percentage of       as Percentage of
Amount of Purchase                            Offering Price        Amount Invested        Offering Price
-----------------------------------------------------------------------------------------------------------

Less than $50,000                                  5.75%                 6.10%                 5.00%
$50,000 but less than $100,000                     4.75                  4.99                  4.00
$100,000 but less than $250,000                    3.75                  3.90                  3.00
$250,000 but less than $500,000                    3.00                  3.09                  2.50
$500,000 but less than $1,000,000                  2.00                  2.04                  1.75
$1,000,000 or more                                 0.00*                 0.00*                 See Below**

3. Effective January 1, 1998, the Trustees have approved a restructuring of the Funds whereby each Fund would become a separate class of the same series. It is anticipated that this restructuring will reduce Fund expenses. In connection with the restructuring, the existing "Classic" Funds will become "Class C" shares, the "Marathon" Funds will become "Class B" shares and the "Traditional" Funds will become "Class A" shares, respectively, of the following funds:

                           EATON VANCE EMERGING MARKETS FUND
                           EATON VANCE GREATER INDIA FUND
                           EATON VANCE INVESTORS FUND
                           EATON VANCE SPECIAL EQUITIES FUND
                           EATON VANCE STOCK FUND
                           EATON VANCE TOTAL RETURN FUND

The conversion to the multiple-class structure will not be a taxable transaction, change the value or cost basis of existing shareholders' investments, or change fund net asset values per share. Likewise, the conversion will not materially change shareholder voting rights. It is possible that some shareholders could, in the future, receive different distributions of realized capital gains than would be the case if the restructuring did not occur. This result could occur because allocation of a Portfolio's current unrealized capital gains will be different under multiple-class accounting rules than has been the case under the partnership accounting rules of the current structure. The actual realization of capital gains in the future remains uncertain and depends not only on the investment adviser's decisions but also on the fluctuating market valuation of specific securities. Because capital gains distributions reduce the net asset value of a fund's shares, the effect of such a distribution change would be to alter current tax obligations and tax obligations upon redemption (by the same amount).

July 31, 1997                                                        EQUITY1/1PS